UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                             CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): July 12, 2004


                     STRATEGIC ALLIANCE GROUP, INC.
        (Exact name of registrant as specified in its charter)



Florida                            000-13846         75 14 33 000
(State or other jurisdiction      (Commission       (IRS Employer
of incorporation)                 File Number)    Identification No.)




 10 Southeast Central Parkway, Ste. 225, Stuart, Florida     34994
        (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code:   (772) 283 4490


Item 5. OTHER EVENTS.

A Press Release dated July 13, 2004, was issued by the Registrant announcing its acquisition of GRP, Inc., a company organized under the laws of the State of Georgia, and having offices in Troy, Michigan. The acquisition was made with the issuance of restricted common stock under SEC Rule 144. With the consummation of the acquisition, the Registrant has outstanding as of July 14, 2004, a total of 35,000,000 shares of common stock.

All terms and conditions contained in the Contract of Acquisition have been satisfied by both parties.

The new management will consist of D. Scott Watkins, CEO and Director, James F. Bender, Director and Robert Buono, Director. This management group has control of approximately 74% of the total issued and outstanding common stock of the Registrant. They will assume management responsibilities immediately.

For the information of the Registrant's shareholders and the investing public, the Press Release is included, in its entirety immediately below.

STRATEGIC ALLIANCE GROUP, INC. ACQUIRES GRP, INC.

Stuart, Florida - July 13, 2004: Mezzanine Finance Fund, LLC, investment bankers, announces that their client Strategic Alliance Group, Inc. (SGCA.PK), now known as CruiseCam International, Inc. has acquired GRP, Inc., a Georgia corporation. GRP, Inc. holds 10 patents and some copyrights.

Effective July 15, 2004, the new management of CruiseCam International, Inc. will be Mr. D. Scott Watkins, CEO and Director, Mr. James F. Bender, Director, and Mr. Robert Buono, Director. Mezzanine Finance congratulates the personnel of GRP, Inc. and of CruiseCam International, Inc., and it looks forward to the expected growth of this company.

END RELEASE

Final and definitive contracts were signed on July 12, 2004. These contracts were essentially the same as the original Contract of Intent signed between the parties,

Proper due diligence was performed by both parties and deliveries one to the other were satisfactorily completed and included the following items.

DELIVERIES BY BUYER
A) 	Articles of Incorporation
B) 	Copy of the final approved common stock certificate to be
        issued - N/A
C) 	Corporate resolution authorizing the sale.
D) 	Copies of requisite changes filed with the State of Florida,
        Department of State; such as name change.
E) 	Copies of requisite filings with the Securities And Exchange
        Commission
F) 	Copies of requisite filings with the National Association
        of Securities Dealers - N/A
G) 	Proxy documentation
H) 	Signed resignations of any and all officers, directors
        and personnel effective at the next shareholders meeting
I) 	Details on the company stock transfer agent.
J) 	The most recent detailed transfer list from the transfer
        agent showing all stock transactions and list of shareholders on file with the transfer agent as of July 15, 2004
K) 	Resolution of Board of Directors approving this Agreement
        and the authorization for restricted 144 common stock as
        set forth in this Agreement
L) 	Copies of other documents related to or contemplated by
        this agreement requested by Seller.
M) 	Releases in a form satisfactory to Seller

DELIVERIES BY SELLER
A)	Articles of Incorporation of GRP, Inc.
B)	Complete set of financial statements for the most recent
        two fiscal years.
C)	Resumes of company officers and directors.
D)	Business plan with three fiscal year operating projections.
E)	History of business, if not included in the business plan.
F)	Original Stock Certificate endorsed by Seller transferring
        100 shares of GRP, Inc. to Buyer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				Strategic Alliance Group, Inc.
				(Registrant)


Date:  July 14, 2004.		By /s/ Floyd D. Wilkenson
				Floyd D. Wilkenson
				Director
				as authorized by Board of Directors


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